                                                                   EXHIBIT 10.21

                                  AMENDMENT TO
                                CREDIT AGREEMENT

            THIS AMENDMENT TO CREDIT AGREEMENT, made and entered into as of the 30th day of December, 1999, by and between VIRBAC CORPORATION, a Delaware corporation ("Virbac"), PM RESOURCES, INC., a Missouri corporation ("PM Resources"), ST. JON LABORATORIES, INC., a California corporation ("St. JON"), FRANCODEX LABORATORIES, INC., a Kansas corporation ("Francodex"), and VIRBAC AH, INC., a Delaware corporation ("Virbac AH," and collectively with Virbac, PM Resources, St. JON and Francodex referred to herein as the "Borrowers"), and FIRST BANK, a Missouri state banking corporation ("Bank").

                                   WITNESSETH:

            WHEREAS, Borrowers heretofore jointly and severally executed and delivered to Bank a Revolving Credit Note dated September 7, 1999, in the principal amount of up to Ten Million Dollars ($10,000,000.00), payable to the order of Bank as therein set forth (as amended and restated, the "Note"); and

            WHEREAS, the Note is described in a certain Credit Agreement dated as of September 7, 1999 made by and among Borrowers and Bank (as amended, the "Loan Agreement," all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement); and

            WHEREAS, Borrowers and Bank desire to amend the Loan Agreement and the Note to increase the maximum available principal amount thereunder and to make certain other amendments thereto on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:

            1. The Note shall be amended and restated in the form of that certain Revolving Credit Note attached hereto as Exhibit C, to increase the maximum principal amount thereof to Twelve Million Three Hundred Fifty Thousand Dollars ($12,350,000.00) for the period of time up to and including February 28, 2000, reducing automatically on February 29, 2000 to the new maximum amount of Twelve Million Fifty Thousand Dollars ($12,050,000.00) for the period up to and including March 30, 2000, reducing automatically on March 31, 2000 to the new maximum amount of Eleven Million Eight Hundred Thousand Dollars ($11,800,000.00) for the period up to and including April 29, 2000, reducing automatically on April 30, 2000 to the new maximum amount of Eleven Million Four Hundred Fifty Thousand Dollars ($11,450,000.00) for the period up to and including May 30, 2000, reducing automatically on May 31, 2000 to the new maximum amount of Ten Million Eight Hundred Thousand Dollars ($10,800,000.00) for the period up to and including June 29, 2000, reducing automatically on June 30, 2000 to the new maximum amount of Ten Million Two Hundred Thousand Dollars ($10,200,000.00) for the period up to and including July 30, 2000, reducing automatically on July 31, 2000 to the new maximum amount of Nine Million Five Hundred Fifty Thousand Dollars ($9,550,000.00) and thereafter reducing as set forth in Section 3.1(b) of the Loan Agreement, and to make certain amendments as set forth therein. All references in the Loan Agreement to the "Note," the "Revolving Credit Note" and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached hereto as Exhibit C. Borrowers hereby agree that on or before 5:00 p.m. (St. Louis time) on the last day of each month from February 29, 2000 up to and including July 31, 1999, Borrowers shall jointly and severally repay to Bank, without any requirement of demand or notice from Bank, an amount equal to the amount by which the outstanding principal balance of the Note exceeds the maximum principal amounts set forth above as of such month-end dates, together with all other amounts then due under the terms of the Loan Agreement and the Note.

            2. The third paragraph beginning with the word "WHEREAS" on the first page of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  WHEREAS, Borrowers, including Virbac AH and Francodex which have been added as parties to the credit facilities, have requested that the aggregate amount thereof be increased to an aggregate principal amount of up to Twelve Million Three Hundred Fifty Thousand Dollars ($12,350,000.00) and otherwise amended on the terms and conditions set forth herein, of which joint and several loan facility from Bank Seven Million Dollars ($7,000,000.00) shall be subject to a Borrowing Base (as set forth herein) ("Facility A"), and the remaining Five Million Three Hundred Fifty Thousand Dollars ($5,350,000.00) shall be a reducing revolving credit line from Bank ("Facility B"), that on February 29, 2000 the maximum principal amount of such loan facility and Facility B shall reduce automatically as set forth in Section 3.1(b) herein, and reducing thereafter pursuant to Section 3.1(b) herein during the period of time from March 1, 2000 up to and including July 31, 2002; and

            3. Section 3.1(b) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (b) Facility B. Subject to the terms and conditions hereof, during the Term of this Agreement, Bank hereby agrees to make such loans (individually, a "Facility B Loan" and collectively, the "Facility B Loans") to Borrowers, jointly and severally, as any of the Borrowers may from time to time request pursuant to Section 3.2. The aggregate principal amount of Facility B Loans which Bank, cumulatively, shall be required to have outstanding hereunder at any one time shall not exceed Five Million Three Hundred Fifty Thousand Dollars ($5,350,000.00) from December 31, 1999 until February 28, 2000 which amount shall be reduced on February 29, 2000 to the new maximum Facility B amount of Five Million Fifty Thousand Dollars ($5,050,000.00) for the period up to and including March 30, 2000, further reducing on March 31, 2000 to the new maximum Facility B amount of Four Million Eight Hundred Thousand Dollars ($4,800,000.00) for the period up to and including April 29, 2000, further reducing on April 30, 2000 to the new maximum Facility B amount of Four Million Four Hundred Fifty Thousand Dollars ($4,450,000.00) for the period up to and including May 30, 2000, further reducing on May 31, 2000 to the new maximum Facility B amount of Three Million Eight Hundred Thousand Dollars ($3,800,000.00) for the period up to and including June 29, 2000, further reducing on June 30, 2000 to the new maximum Facility B amount of Three Million Two Hundred Thousand Dollars ($3,200,000.00) for the period up to and including July 30, 2000, further reducing on July 31, 2000 to the new maximum Facility B amount of Two Million Five Hundred Fifty Thousand Dollars ($2,550,000.00), and thereafter such maximum Facility B amount shall be reduced by One Hundred Fifty Thousand Dollars ($150,000.00) on each February 28, May 31, August 31 and November 30, commencing with the next such reduction on August 31, 2000. This commitment of Bank as so reduced from time to time is herein sometimes referred to as the "Bank's Facility B Commitment." Subject to the terms and conditions hereof, Borrowers may jointly and severally borrow, repay and reborrow such sums from Bank, provided, however, that the aggregate principal amount of all Facility B Loans outstanding under Bank's Facility B Commitment at any one time shall not exceed Bank's Facility B Commitment then available hereunder. Bank and Borrowers agree that all Loans (but not including Letters of Credit which in all cases shall be issued under Facility A) outstanding under this Agreement shall first be made under Facility B up to the Bank's Facility B Commitment, and then shall be made under Facility A, and all principal payments shall be applied, first to the outstanding principal under Facility A until paid in full, and then to the outstanding principal under Facility B. The Facility B Loans may be either (a) a Prime Loan, (b) a LIBOR Loan or (c) any combination thereof, as determined by the Borrowers and notified to the Bank in accordance with Section 3.2 herein, provided, however, that the amount of any Loan under this Section 3.1(b) which is a LIBOR Loan shall be for an aggregate principal amount of at least $500,000.00 or any larger multiple of $100,000.00.

            4. Section 3.1(f) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (f) Mandatory Repayments - Facility B. Commencing with the next such principal reduction on February 29, 2000, and on each of March 31, 2000, April 30, 2000, May 31, 2000, June 30, 2000 and July 31, 2000
      and on each August 31, November 30, February 28 and May 31 thereafter during the Term of this Agreement, Borrowers shall jointly and severally pay to Bank in immediately available funds an amount equal to the difference between Bank's Facility B Commitment (as reduced on such date pursuant to the terms of Section 3.1(b) above) and the aggregate principal amount of all Facility B Loans then outstanding. In the event any such mandatory repayment shall be due on a day which is not a Business Day, then such payment shall be due on the immediately preceding Business Day. Such mandatory payments shall be applied first to the outstanding Facility B Loans which are Prime Loans, and second to Facility B Loans which are LIBOR Loans, provided, however, that any such repayment of LIBOR Loans made on any date other than the last day of the applicable Interest Period for such LIBOR Loan shall be subject to payment jointly and severally by Borrowers of the amounts due under Section 3.8 below.

            5. The last sentence of Section 3.2 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

      Contemporaneously with the execution of that certain Amendment to Credit Agreement dated as of December ___, 1999 amending this Agreement, Borrowers shall execute and deliver to Bank a Note of Borrowers dated as of December ___, 1999 and payable jointly and severally to the order of Bank in the original principal amount of Twelve Million Three Hundred Fifty Thousand Dollars ($12,350,000.00) in the form attached as Exhibit C to such Amendment to Credit Agreement and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Note").

            6. Section 7.1(i)(i) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                  (i) Maintain a ratio of Consolidated EBITDA minus permitted purchases by Borrowers of any of the outstanding capital stock of Virbac during any such period (determined on a consolidated basis for Borrowers and their Consolidated Subsidiaries and in accordance with Generally Accepted Accounting Principles consistently applied, for the applicable period ending on the date of any such calculation), to Consolidated Debt Service (which for any such calculations prior to January 1, 2000 shall be determined using Virbac's and its Consolidated Subsidiaries' actual principal reductions made or required on all long term borrowed money Indebtedness during the period included in any such calculation instead of scheduled principal payments during the period of equal length following the date of any such calculation) of at least (A) 1.25 to 1.0 for the two quarter period ending June 30, 1999, (B) 1.25 to 1.0 for the seven month period ending July 31, 1999, (C) 1.25 to 1.0 for the eight month period ending August 31, 1999,
      (D) 1.50 to 1.0 for the three quarter period ending September 30, 1999,
      (E) 1.50 to 1.0 for the ten month period ending October 31, 1999, (F) 1.50 to 1.0 for the eleven month period ending November 30, 1999, (G) 1.75 to
      1.0 for the four quarter period ending December 31, 1999, (H) 1.75 to 1.0 for the four quarter period ending January 31, 2000, (I) 1.75 to 1.0 for the four quarter period ending February 29, 2000, (J) 1.75 to 1.0 for the four quarter period ending March 31, 2000, (K) 1.75 to 1.0 for the four quarter period ending April 30, 2000, (L) 1.75 to 1.0 for the four quarter period ending May 31, 2000, (M) 1.75 to 1.0 for the four quarter period ending June 30, 2000, and (N) 2.00 to 1.0 for the four quarter period ending at each month-end and fiscal year end thereafter during the Term hereof;

            7. In consideration of Bank's agreement to amend the Loan Agreement and Note as set forth herein and to amend the covenants as set forth herein, Borrowers agree to jointly and severally pay to Bank an amendment fee in the amount of $12,500.00, of which $6,250.00 was paid on December 29, 2000 and the remaining $6,250.00 of which amendment fee is due and payable on the date hereof and all of such amendment fee shall be fully earned on each date upon which it is due and payable.

            8. The agreements of Bank contained herein are expressly conditioned upon deliver by Borrowers of the following:

                  (a)   the executed original of this Amendment to Credit
Agreement;

                  (b)   the executed original of the amended and restated Note;

                  (c) a copy of resolutions of the Board of Directors of each of the Borrowers, duly adopted, which authorize the execution, delivery and performance of this Amendment to Credit Agreement and the amended and restated Note and the other Transaction Documents, certified by the Secretary of each such Borrower;

                  (d) the written consent to these amendments signed by Ramon Mulholland as holder of the subordinated debt, which consent shall be in form and substance acceptable to Bank;

                  (e)   such other documents as Bank may reasonably request; and

                  (f) payment by Borrowers of the amendment fee required under paragraph 7 above.

            9.    Borrowers hereby represent and warrant to Bank that:

                  (a) The execution, delivery and performance by Borrowers of this Amendment to Credit Agreement and the amended and restated Revolving Credit Note are within the corporate powers of Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Amendment to Credit Agreement and the amended and restated Revolving Credit Note do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and none of the Borrowers is now in default under or in violation of, the terms of the Articles of Incorporation or Bylaws of such Borrower, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any of the Borrowers is a party or by which any of them is bound or to which any of them is subject;

                  (b) This Amendment to Credit Agreement and the amended and restated Revolving Credit Note have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrowers enforceable in accordance with their terms; and

                  (c) As of the date hereof, all of the covenants, representations and warranties of Borrowers set forth in the Loan Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Loan Agreement has occurred and is continuing.

            10. All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment to Credit Agreement.

            11. This Amendment to Credit Agreement and the amended and restated Revolving Credit Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of their rights or obligations hereunder.

            12. This Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.

            13. In the event of any inconsistency or conflict between this Amendment to Credit Agreement and the Loan Agreement, the terms, provisions and conditions of this Amendment to Credit Agreement shall govern and control.

            14. The Loan Agreement, as hereby amended and modified, and the amended and restated Revolving Credit Note, as hereby amended and restated, are and shall remain the binding obligations of Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any installment of principal or interest on the amended and restated Revolving Credit Note shall not be paid when due as provided in the amended and restated Revolving Credit Note, the holder of the amended and restated Revolving Credit Note shall be entitled to and may exercise all rights and remedies under the amended and restated Revolving Credit Note and the Loan Agreement, as amended.

            15. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWERS AND BANK FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWERS AND BANK COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, WHICH CONSTITUTES A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWERS AND BANK EXCEPT AS BORROWERS AND BANK MAY LATER AGREE IN WRITING TO MODIFY.

THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

            IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first written above on this _____ day of December, 1999.

                             VIRBAC CORPORATION

                             By: _______________________________________________
                                 Bruce G. Baker, Executive Vice President

                             PM RESOURCES, INC.

                             By: _______________________________________________
                                 Bruce G. Baker, Executive Vice President

                             ST. JON LABORATORIES, INC.

                             By: _______________________________________________
                                 Bruce G. Baker, Executive Vice President

                             VIRBAC AH, INC.

                             By: _______________________________________________
                                 Bruce G. Baker, Executive Vice President

                             FRANCODEX LABORATORIES, INC.

                             By: _______________________________________________
                                 Bruce G. Baker, Executive Vice President

                         FIRST BANK

                         By: ___________________________________________________
                             Traci L. Dodson, Vice President

                                    EXHIBIT C

                              Revolving Credit Note

$12,350,000.00                                               St. Louis, Missouri
                                                              December ___, 1999

            FOR VALUE RECEIVED, on July 31, 2002 (or such subsequent anniversary thereof as determined pursuant to Section 3.16 of the Loan Agreement (hereinafter identified)), the undersigned, VIRBAC CORPORATION, a Delaware corporation (formerly known as Agri-Nutrition Group Limited), PM RESOURCES, INC., a Missouri corporation, ST. JON LABORATORIES, INC., a California corporation, FRANCODEX LABORATORIES, INC., a Kansas corporation and VIRBAC AH, INC., a Delaware corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation ("Bank"), the principal sum of Twelve Million Three Hundred Fifty Thousand Dollars ($12,350,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding under Facility A hereunder at any one time shall not exceed the lesser of (i) Seven Million Dollars ($7,000,000.00), or (ii) the "Borrowing Base" (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified. The aggregate principal amount which Bank shall be committed to have outstanding under Facility B hereunder at any one time shall not exceed Five Million Three Hundred Fifty Thousand Dollars ($5,350,000.00) as reduced from time to time pursuant to Section 3.1(b) of the Loan Agreement hereinafter identified, which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.

            Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement or otherwise selected by any of the Borrowers as set forth in the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable on the dates set forth in Section 3.6 of the Loan Agreement and at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Three and One-Half Percent (3.50%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

            All payments of principal and interest hereunder shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 1281 Graham Road, Florissant, Missouri 63031, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.

            Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank's books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

            This Note is the Note referred to in that certain Credit Agreement dated as of September 7, 1999 made by and between Borrowers and Bank (as the same may from time to time be amended, the "Loan Agreement"), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

            This Note is secured by that certain Security Agreement dated as of May 14, 1998 executed by Virbac Corporation in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 and executed by PM Resources, Inc. in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 executed by St. JON Laboratories, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank and by that certain Security Agreement dated as of September 7, 1999 executed by Francodex Laboratories, Inc. in favor of Bank (as the same may from time to time be amended, the "Security Agreements"), to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

            This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine D. Knocke, as trustee for Bank (as the same may from time to time be amended, the "Deed of Trust"), to which Deed of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

            This Note is also secured by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac Corporation in favor of Bank and by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the "Pledge Agreements"), to which Pledge Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.

            If any of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement, any of the Security Agreements, the Deed of Trust or any of the Pledge Agreements, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

            In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of any of the Security Agreements, the Deed of Trust or any of the Pledge Agreements securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

            This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.

                                VIRBAC CORPORATION

                                By: ____________________________________________
                                    Bruce G. Baker, Executive Vice President

                                PM RESOURCES, INC.

                                By: ____________________________________________
                                    Bruce G. Baker, Executive Vice President

                                ST. JON LABORATORIES, INC.

                                By: ____________________________________________
                                    Bruce G. Baker, Executive Vice President

                                VIRBAC AH, INC.

                                By: ____________________________________________
                                    Bruce G. Baker, Executive Vice President

                                FRANCODEX LABORATORIES, INC.

                                By: ____________________________________________
                                    Bruce G. Baker, Executive Vice President